Exhibit 99.1

GCO Education Loan Funding Trust - I
Statements to Noteholders
For the period ending June 30, 2006

Pursuant to Article 12.04 of the Indenture of Trust, the following is provided to the trustee by the issuer.  The information shown in this Statement has not been independently verified, however, it is believed that the information is accurate to the best of the issuer’s knowledge.  In some circumstances, certain expenses have been accrued.

12.04 (a) the amount of payments with respect to each series of Notes paid with respect to principal during the preceding month;

Principal
Class	Reduction
A-1AR Notes	$21,750,000
A-2AR Notes	30,100,000
A-3AR Notes	—
B-1AR Notes	—
A-1L Notes	—
A-4AR Notes	—
A-5AR Notes	—
B-2AR Notes	—
A-2L Notes	—
A-3L Notes	—
A-6AR Notes	—
B-3AR Notes	—
A-4L Notes	—
A-5L Notes	—
A-6L Notes	—
B-4AR Notes	—
A-7L Notes	—
A-8L Notes	—
A-9L Notes	—
A-10L Notes	—
A-11L Notes	—
$51,850,000

12.04 (b) the amount of payments with respect to each series of Notes paid with respect to interest during the preceding month;

Class	Interest Paid
A-1AR Notes	$126,699
A-2AR Notes	118,690
A-3AR Notes	196,350
B-1AR Notes	55,860
A-1L Notes	—
A-4AR Notes	217,778
A-5AR Notes	235,667
B-2AR Notes	31,422
A-2L Notes	—
A-3L Notes	—
A-6AR Notes	487,764
B-3AR Notes	98,583
A-4L Notes	—
A-5L Notes	—
A-6L Notes	—
B-4AR Notes	126,933
A-7L Notes	—
A-8L Notes	—
A-9L Notes	—
A-10L Notes	—
A-11L Notes	—
$1,695,747

12.04 (c) the amount of the payments allocable to any interest that was carried over together with the amount of any remaining outstanding interest that was carried over;

Interest Carryover	$—

12.04 (d) the principal balance of Financed Student Loans as of the close of business on the last day of the preceding month;

Principal Balance of Financed Student Loans	$2,193,758,386

12.04 (e) the aggregate outstanding principal amount of the Notes of each series as of the close of business on the last day of the preceding month, after giving effect to payments allocated to principal reported under paragraph (a) above;

Class	Balance
A-1AR Notes	$10,700,000
A-2AR Notes	15,500,000
A-3AR Notes	50,000,000
B-1AR Notes	14,000,000
A-1L Notes	64,837,000
A-4AR Notes	32,000,000
A-5AR Notes	60,000,000
B-2AR Notes	8,000,000
A-2L Notes	122,050,000
A-3L Notes	235,000,000
A-6AR Notes	100,000,000
B-3AR Notes	25,000,000
A-4L Notes	178,972,000
A-5L Notes	171,000,000
A-6L Notes	245,000,000
B-4AR Notes	32,000,000
A-7L Notes	90,000,000
A-8L Notes	372,000,000
A-9L Notes	143,000,000
A-10L Notes	234,000,000
A-11L Notes	303,600,000
$2,506,659,000

12.04 (f) the interest rate for any series of variable rate Notes, indicating how such interest rate is calculated;

Class	Rate
A-1AR Notes	5.000%
A-2AR Notes	5.200%
A-3AR Notes	5.300%
B-1AR Notes	5.300%
A-1L Notes	5.310%
A-4AR Notes	5.150%
A-5AR Notes	5.320%
B-2AR Notes	5.100%
A-2L Notes	5.240%
A-3L Notes	5.290%
A-6AR Notes	5.250%
B-3AR Notes	5.110%
A-4L Notes	5.240%
A-5L Notes	5.330%
A-6L Notes	5.360%
B-4AR Notes	5.200%
A-7L Notes	5.240%
A-8L Notes	5.340%
A-9L Notes	5.370%
A-10L Notes	5.400%
A-11L Notes	5.440%

12.04 (g) the amount of the servicing fees allocated to the Servicer as of the close of business on the last day of the preceding month;

Servicing fees	Fees paid
Master servicing fees	2,500
Sub-servicing fees	151,259

12.04 (h) the amount of the Administration Fee, any auction agent fees, market agent fees, calculation agent fees, broker-dealer fees, if any, fees paid to the Delaware Trustee, the Indenture Trustee and the Eligible Lender Trustee, all allocated as of the close of business on the last day of the preceding month;

Program Expenses	Fees Paid
Administration fee	2,500
Auction agent fees	—
Market agent fees (not applicable)	—
Calculation agent fees (not applicable)	—
Broker-dealer fees	53,401
Fees paid to Delaware Trustee	—
Fees paid to Indenture Trustee/Eligible Lender Trustee	—

12.04 (i) the amount of the Recoveries of Principal and interest received during the preceding month relating to Financed Student Loans;

Recoveries	$20,311,440	4,652,176	24,963,616

Of the total amount recovered above, $1,689,940.50 was in-transit as of 06-30-06, and was received in early July.

12.04 (j) the amount of the payment attributable to amounts in the Reserve Fund, the amount of any other withdrawals from the Reserve Fund and the balance of the Reserve Fund as of the close of business on the last day of the preceding month;

	Balance	Withdrawals
Reserve Fund	$19,429,403	—

Acquisition Fund:

12.04 (k) the portion, if any, of the payments attributable to amounts in deposit in the Acquisition Fund;

$—
Total	$—

12.04 (l) the aggregate amount, if any, paid by the Indenture Trustee to acquire Student Loans from amounts on deposit in the Acquisition Fund during the preceding month;

$2,694,183

12.04 (m) the amount remaining in the Acquisition Fund that has not been used to acquire Student Loans and is being transferred to the Revenue Fund;

$—

12.04 (n) the aggregate amount, if any, paid for Financed Student Loans purchased from the Trust during the preceding month;

Loans Sold From the Trust	$—

12.04 (o) the number and principal amount of Financed Student Loans, as of the close of business on the last day of the preceding month, that are (i) 0 to 30 days delinquent, (ii) 31 to 60 days delinquent, (iii) 61 to 90 days delinquent, (iv) 91 to 120 days delinquent, (v) greater than 120 days delinquent and (vi) for which claims have been filed with the appropriate Guarantee Agency and which are awaiting payment;

Delinquencies	Number	Principal
0 - 30 days *	641	$19,618,920
31 - 60 days	1,049	36,069,265
61 - 90 days	621	22,201,651
91 - 120 days	370	12,842,934
Over 120 days	1,106	33,141,001
Claims filed	52	1,715,311
	3,839	$125,589,081

* Two (2) subservicers do not provide information on delinquent loans that may fall in the 0 - 30 day catergory.

12.04 (p) the Value of the Trust Estate and the Outstanding principal amount of the Notes as of the close of business on the last day of the preceding month; and

Value of the Trust Estate	Balance	Accrued Interest	Total
Revenue Fund (Including Capitalized Interest Account)	$40,265,341	$214,601	$40,479,942
Reserve Fund	19,429,401	88,236	19,517,637
Acquisition Fund	268,506,503	1,224,084	269,730,587
Redemption Fund	40,313	6,507	46,820
Student Loan Receivable	2,193,758,386	19,558,646	2,213,317,032
Total	$2,521,999,942	$21,092,075	$2,543,092,018

Class	Balance	Accrued Interest	Total
A-1AR Notes	$10,700,000	$25,264	$10,725,264
A-2AR Notes	15,500,000	6,717	15,506,717
A-3AR Notes	50,000,000	58,889	50,058,889
B-1AR Notes	14,000,000	20,611	14,020,611
A-1L Notes	64,837,000	29,905	64,866,905
A-4AR Notes	32,000,000	18,311	32,018,311
A-5AR Notes	60,000,000	35,467	60,035,467
B-2AR Notes	8,000,000	28,333	8,028,333
A-2L Notes	122,050,000	53,573	122,103,573
A-3L Notes	235,000,000	1,243,150	236,243,150
A-6AR Notes	100,000,000	29,167	100,029,167
B-3AR Notes	25,000,000	81,618	25,081,618
A-4L Notes	178,972,000	937,813	179,909,813
A-5L Notes	171,000,000	911,430	171,911,430
A-6L Notes	245,000,000	1,313,200	246,313,200
B-4AR Notes	32,000,000	78,578	32,078,578
A-7L Notes	90,000,000	471,600	90,471,600
A-8L Notes	372,000,000	1,986,480	373,986,480
A-9L Notes	143,000,000	767,910	143,767,910
A-10L Notes	234,000,000	1,263,600	235,263,600
A-11L Notes	303,600,000	1,651,584	305,251,584
	$2,506,659,000	$11,013,199	$2,517,672,199

12.04 (q) the number and percentage by dollar amount of (i) rejected federal reimbursement claims for Financed Student Loans, (ii) Financed Student Loans in forbearance, and (iii) Financed Student Loans in deferment.

	Number	Principal	%
Rejected federal reimbursement claims	—	$—	0.00%
Financed Student Loans in forbearance	4,416	220,540,659	10.05%
Financed Student Loans in deferment	9,159	419,212,275	19.11%